MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

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Pursuant to the Amended and  Restated  Master  Pooling and  Servicing  Agreement
dated as of  December  31,  2001 the  "Pooling  and  Servicing  Agreement"),  as
supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the
"Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the
"Agreement"),   each  between  DC  Funding   International,   Inc.,  a  Delaware
corporation,  as  Transferor,  First North  American  National  Bank, a national banking association, as Servicer, and First Union National Bank, as Trustee, the
Servicer  is  required  to prepare  certain  information  each  month  regarding distributions  to  Certificateholders  and the  performance  of the  Trust.  The information  with respect to the  applicable  Distribution  Date and  Collection
Period is set forth below:


Collection Period Ending                                    November 30, 2002
Determination Date                                           December 9, 2002
Distribution Date                                           December 16, 2002


                                                                 ----
Class A Accumulation Period ("Y" or "N")?                         N
                                                                 ----
Class B Accumulation Period ("Y" or "N")?                         Y
                                                                 ----
Early Amortization Period ("Y" or "N")?                           N
                                                                 ----
Class B Investor Amount paid in full ("Y" or "N")?                N
                                                                 ----
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


MASTER TRUST INFORMATION

Receivables

1.  The aggregate amount of Receivables less all Receivables in
    Charged-Off Accounts as of the end of the last day of
    the Collection Period was equal to:                                             $   1,544,728,425.99

2.  The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (not including
    reduction for Discount Receivables) was equal to:                               $   1,507,408,921.18

3.  The average Discount Percentage for the Collection Period:                                      2.00%

4.  The aggregate amount of Discount Option Receivables as of
    the end of the last day of the Collection Period was equal to:                  $      30,148,178.42

5.  The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (including
    reduction for Discount Receivables) was equal to:                               $   1,477,260,742.76

6.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
    increase for Discount Receivables) was equal to:                                $      37,319,504.81

7.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
    increase for Discount Receivables) was equal to:                                $      67,467,683.23

8.  The average amount of Receivables for the Collection Period was equal to:
    a. Average Principal Receivables (including reduction for Discount
       Option Receivable                                                            $   1,473,100,394.46
    b. Average Total Receivables                                                    $   1,538,979,041.72

9. The Transferor Amount as of the end of the last day of the
   Collection Period:                                                               $      32,260,742.76

10. Minimum Transferor Amount required as of end of last day of Collection Period:  $               0.00

11. The aggregate amount of Principal Charge-Offs for the Collection
    Period (including reduction for Discount
    Option Receivables) was equal to:                                               $      16,410,633.67

12. The aggregate amount of Finance Charge Charge-Offs for the Collection
    Period (including increase for
    Discount Option Receivables) was equal to:                                      $       3,515,935.07

13. The Excess Funding Account Balance as of the end of the
    last day of the Collection Period                                               $               0.00


Collections

14. The aggregate amount of Principal Collections for the Collection
    Period was equal to:
    a.)  Collection of Principal Receivables:                                       $      88,707,136.40
    b.)  Discount Receivable Collections:                                           $      (1,774,142.73)
                                                                                       ------------------
                                                                                       ------------------
    c.)  Total Principal Receivable Collections:                                    $      86,932,993.67


15. The aggregate amount of Finance Charge Collections for the Collection
    Period was equal to:
    a.)  Collection of Finance Charge Receivables                                   $      24,703,637.35
    b.)  Interchange Amount                                                         $       1,396,358.89
    c.)  Discount Receivable Collections                                            $       1,774,142.73
                                                                                       ------------------
                                                                                       ------------------
    d.)  Total Finance Charge Receivable Collections                                $      27,874,138.97

16. The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
    Account for the Collection Period:                                              $               0.00

17. The aggregate amount of Recoveries for the relevant Collection Period           $       2,548,915.94

18. The aggregate amount of Collections processed for the
    Collection Period:                                                              $     117,356,048.58

Invested Amounts

19. The 1997-2 Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A                                                                     $               0.00
    b.  Class B                                                                     $      67,500,000.00
    c.  Collateral Indebtedness Interest                                            $      63,000,000.00
    d.  Class D                                                                     $      99,000,000.00
                                                                                       ------------------
                                                                                       ------------------
    e.  Total                                                                       $     229,500,000.00

20. The average amount of the 1997-2 Net Investment for the Collection
    Period was equal to:
    a.  Class A                                                                     $               0.00
    b.  Class B                                                                     $     102,976,593.54
    c.  Collateral Indebtedness Interest                                            $      63,000,000.00
    d.  Class D                                                                     $      99,000,000.00
                                                                                       ------------------
                                                                                       ------------------
    e.  Total                                                                       $     264,976,593.54

21. The 2001-B Net Investment at the end of the last day of the
    Collection Period was equal to:
    a. Class A-1 Invested Amount                                                    $      14,000,000.00
    b. Class A-2 Invested Amount                                                    $       9,000,000.00
    c. Class B Invested Amount                                                      $       3,200,000.00
                                                                                       ------------------
                                                                                       ------------------
    d. Total                                                                        $      26,200,000.00

22. The average amount of the 2001-B Net Investment for the Collection
    Period was equal to:
    a. Class A-1 Invested Amount                                                    $      14,000,000.00
    b. Class A-2 Invested Amount                                                    $       9,000,000.00
    c. Class B Invested Amount                                                      $       3,200,000.00
                                                                                       ------------------
                                                                                       ------------------
    d. Total                                                                        $      26,200,000.00

23. The 2001-C Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A-1 Invested Amount                                                   $     267,000,000.00
    b.  Class A-2 Invested Amount                                                   $     267,000,000.00
    c.  Class A-3 Invested Amount                                                   $      98,500,000.00
    d.  Class B Invested Amount                                                     $      86,800,000.00
                                                                                       ------------------
                                                                                       ------------------
    e.  Total                                                                       $     719,300,000.00

24. The average amount of the 2001-C Net Investment for the Collection
    Period was equal to:
    a.  Class A-1 Invested Amount                                                   $     267,000,000.00
    b.  Class A-2 Invested Amount                                                   $     267,000,000.00
    c.  Class A-3 Invested Amount                                                   $      67,833,333.33
    d.  Class B Invested Amount                                                     $      82,513,333.33
                                                                                       ------------------
                                                                                       ------------------
    e.  Total                                                                       $     684,346,666.67

25. The 2002-A Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A                                                                     $     415,950,000.00
    b.  Class B                                                                     $      54,050,000.00
                                                                                       ------------------
                                                                                       ------------------
    c.  Total                                                                       $     470,000,000.00

26. The average amount of the 2002-A Net Investment for the Collection
    Period was equal to:
    a.  Class A                                                                     $     415,950,000.00
    b.  Class B                                                                     $      54,050,000.00
                                                                                       ------------------
                                                                                       ------------------
    c.  Total                                                                       $     470,000,000.00

27. The aggregate Invested Amount across all series of Investor
    Certificates outstanding as of the end of the last day of the
    Collection Period:                                                              $   1,445,000,000.00

Series 1997-2 Allocation Percentages

28. The Fixed Allocation Percentage with respect to the Collection
    Period:
         a.  Class A                                                                %              40.87%
         b.  Class B                                                                %               9.15%
         c.  Collateral Indebtedness Interest                                       %               4.27%
         d.  Class D                                                                %               6.71%
                                                                                       ------------------
                                                                                       ------------------
         e.  Series 1997-2 Total                                                     %             60.99%

29. The Floating Allocation Percentage with respect to the Collection
    Period:
         a.  Class A                                                                %               0.00%
         b.  Class B                                                                %               9.14%
         c.  Collateral Indebtedness Interest                                       %               4.26%
         d.  Class D                                                                %               6.70%
                                                                                       ------------------
                                                                                       ------------------
         e.  Series 1997-2 Total                                                     %             20.10%

Allocation of Collections

30. The Series 1997-2 allocation of Collections of Principal Receivables for the Collection Period:
         a.  Class A                                                                $      35,525,585.74
         b.  Class B                                                                $       7,953,489.35
         c.  Collateral Indebtedness Interest                                       $       3,711,628.36
         d.  Class D                                                                $       5,832,558.85
                                                                                       ------------------
                                                                                       ------------------
         e.  Series 1997-2 Total                                                    $      53,023,262.30


31. The Series 1997-2 allocation of Collections of Finance Charge
    Receivables for the Collection Period:
         a.  Class A                                                                $               0.00
         b.  Class B                                                                $       2,546,795.20
         c.  Collateral Indebtedness Interest                                       $       1,188,504.43
         d.  Class D                                                                $       1,867,649.81
                                                                                       ------------------
                                                                                       ------------------
         e.  Series 1997-2 Total                                                    $       5,602,949.44

Portfolio Yield and Delinquencies

32. The Portfolio Yield for the  Collection Period:                                 %               3.60%

33. The 3-month average Portfolio Yield for the three most recent
    Collection Periods:                                                             %               5.02%

34. The Base Rate for the Collection Period:                                        %               1.32%

35. The 3-month average Base Rate for the three most recent
    Collection Periods:                                                             %               2.43%

36. The 3-month average Portfolio Adjusted Yield:                                   %               2.59%

37. The amount of Shared Excess Finance Charge Collections allocable to
    Series 1997-2 with respect to any Finance Charge
    Shortfall in such Series for the Collection Period:                             $               0.00

38. The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
    (a) Delinquent 31 to 60 days                                                    $      38,813,780.70
    (b) Delinquent 61 to 90 days                                                    $      28,883,564.25
    (c) Delinquent 91 days or more                                                  $      57,732,277.76

Determination of Monthly Interest

39. Class A Monthly Interest:
         a.  Class A Monthly Interest                                               $               0.00
         b.  Funds allocated and available to pay Class A
             Monthly Interest for the Collection Period (4.3a)                      $               0.00
         c.  Class A Interest Shortfall (b less a)                                  $               0.00
         d.  Class A Additional Interest                                            $               0.00

40. Class B Monthly Interest:
         a.  Class B Monthly Interest                                               $         215,207.81
         b.  Funds allocated and available to pay Class B
             Monthly Interest for the Collection Period (4.3b)                      $       2,942,707.48
         c.  Class B Interest Shortfall (b less a)                                  $               0.00
         d.  Class B Additional Interest                                            $               0.00

41. Collateral Monthly Interest and Class D Monthly Interest:
         a.  Collateral/Class D Monthly Interest                                    $         297,309.37
         b.  Funds allocated and available to pay Collateral/
             Class D Monthly Interest for the Collection Period                     $       3,056,154.24
         c.  Collateral/Class D Interest Shortfall (b less a)                       $               0.00
         d.  Collateral/Class D Additional Interest                                 $               0.00

Determination of Monthly Principal

42. Class A Monthly Principal (pursuant to section 4.4a):
      (X)a.  Available Principal Collections on deposit in the
             Collection Account and available for distribution:                     $               0.00
      (Y)a.  Controlled Accumulation Amount                                         $               0.00
         b.  Deficit Controlled Accumulation Amount (prior period)                  $               0.00
                                                                                      ------------------
                                                                                      ------------------
         c.  Controlled Deposit Amount (sum a + b)                                  $               0.00
      (Z)a.  Class A Invested Amount                                                $               0.00
    Class A Monthly Principal (the least of x,y,z)                                  $               0.00

43. Class B Monthly Principal (pursuant to section 4.4b) (distributable only after payout of Class A)
      (X)a. Available Principal Collections on deposit in the
             Collection Account and available for distribution:                     $      67,500,000.00
      (Y)a.  Controlled Accumulation Amount                                         $      67,500,000.00
         b.  Deficit Controlled Accumulation Amount                                 $               0.00
                                                                                       ------------------
                                                                                       ------------------
         c.  Controlled Deposit Amount (sum a + b)                                  $      67,500,000.00
      (Z)a.  Class B Invested Amount                                                $      67,500,000.00
    Class B Monthly Principal (the least of x,y,z)                                  $      67,500,000.00

44. Collateral Monthly Principal
         a.  pursuant to 4.4(c) (i) prior to occurrence of Early
             Amortization or payment in full of the
             Class B Investor Amount (optional)                                     $               0.00
         b.  pursuant to 4.4(c) prior to occurrence of
             Early Amortization or payment in full of the
             Class B Investor Amount                                                $               0.00

45. Class D Monthly Principal (pursuant to section 4.4d)                            $               0.00

Available Funds

46. Class A Available Funds
         a.  Class A Finance Charge allocation                                      $               0.00
         b.  Prior to Class B Principal Commencement Date, the
             amount of Principal Funding Investment Proceeds and
             Reserve Account Investment Proceeds for such prior Collection Period   $               0.00
         c.  Any amount of Reserve Account withdrawn and
             included in Class A Available Funds (section 4.14d)                    $               0.00
         d.  Class A Available Funds (sum a-c)                                      $               0.00

47. Class B Available Funds
         a.  Class B Finance Charge allocation                                      $       2,546,795.20
         b.  On or After Class B Principal Commencement Date, the
             amount of Principal Funding Investment Proceeds and
             Reserve Account Investment Proceeds for such prior Collection Period   $         395,912.28
         c.  Any amount of Reserve Account withdrawn and
             included in Class B Available Funds (section 4.14d)                    $               0.00
         d.  Class B Available Funds (sum a-c)                                      $       2,942,707.48

48. Collateral Available Funds:
         a.  Collateral Finance Charge allocation                                   $       1,188,504.43

49. Class D Available Funds
         a.  Class D Finance Charge allocation                                      $       1,867,649.81


Reallocated Principal Collections

50. Class D Subordinated Principal Collections (to the extent                       $               0.00
    needed to fund Required Amounts)

51. Collateral Subordinated Principal Collections (to the extent                    $               0.00
    needed to fund Required Amounts)

52. Class B Subordinated Principal Collections (to the extent                       $               0.00
    needed to fund Required Amounts)

53. Total Reallocated Principal Collections                                         $               0.00


Investor Default Amounts

54. Class A Investor Default Amount                                                 $               0.00


55. Class B Investor Default Amount                                                 $       1,499,401.40


56. Collateral Investor Default Amount                                              $         699,720.66


57. Class D Investor Default Amount                                                 $       1,099,561.03


58. Aggregate Investor Default Amount                                               $       3,298,683.09


Allocable Amounts for Series 1997-2

59. The Allocable Amount for Series 1997-2 as of the end of the
    Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
         Class A                                                                    $               0.00
         Class B                                                                    $       1,499,401.40
         Class C                                                                    $         699,720.66
         Class D                                                                    $       1,099,561.03
                                                                                       ------------------
                                                                                       ------------------
    Aggregate Allocable Amount                                                      $       3,298,683.09


Required Amounts for Series 1997-2

60. Class A Required Amount (section 4.5a)
      (a) i. Class A Monthly Interest for current Distribution
             Date                                                                   $               0.00
         ii. Class A Monthly Interest previously due but not
             paid                                                                   $               0.00
        iii. Class A Additional Interest for prior Collection Period
             or previously due but not paid                                         $               0.00
         iv. Class A Allocable Amount                                               $               0.00
          v. Class A Servicing Fee, including previously due but
             not paid (if FNANB is no longer Servicer)                              $               0.00
      (b)    Class A Available Funds                                                $               0.00
         -------------------------------------------------------                  ----------------------
         -------------------------------------------------------                  ----------------------
             Class A Required Amount (sum of I-iv minus b)                          $               0.00

61. Class B Required Amount (section 4.5b)
      (x) i. Class B Monthly Interest for current Distribution
             Date                                                                   $         215,207.81
         ii. Class B Monthly Interest previously due but not
             paid                                                                   $               0.00
        iii. Class B Additional Interest for prior Collection Period
             or previously due but not paid                                         $               0.00
         iv. Class B Servicing Fee, including previously due but
             not paid (if FNANB is no longer Servicer)                              $               0.00
             Class B Available Funds                                                $       2,942,707.48
      (y)    Excess of Class B Allocable Amount over
             funds available to make payments (section 4.8d)                        $               0.00
         -------------------------------------------------------                  ----------------------
         -------------------------------------------------------                  ----------------------
            Class B Required Amount ((sum of i-iv) minus Class B                    $               0.00
            Available funds plus y)

62.   Collateral/Class D Required Amount (section 4.5c)
      (x)i. Collateral/Class D Monthly Interest for current
            Distribution date                                                       $         297,309.37
        ii. Collateral/Class D Monthly Interest previously
            due but not paid                                                        $               0.00
       iii. Collateral/Class D Additional Interest for prior
            Collection Period or previously due but not paid                        $               0.00
        iv. Collateral/Class D Servicing Fee, including previously due
            but not paid (if FNANB is no longer Servicer)                           $               0.00
            Collateral/Class D Available Funds                                      $       3,056,154.24
      (y)   Excess of Collateral/Class D Allocable Amount
            amount over funds available to make payments                            $               0.00
            Collateral/Class D Required Amount ((sum of i-iv minus
            Collateral/Class D Available Funds plus y)                              $               0.00

Investor Charge-Offs

63. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
    Amount and Class D Invested Amount
         a.  Class A                                                                $               0.00
         b.  Class B                                                                $               0.00
         c.  Collateral Indebtedness Amount                                         $               0.00
         d.  Class D                                                                $               0.00

64. The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateral Indebtedness Amount and Class D Invested
    Amount
         a.  Class B                                                                $               0.00
         b.  Collateral Indebtedness Amount                                         $               0.00
         c.  Class D                                                                $               0.00

65. The aggregate amount of Collateral Charge-Offs and the reductions in
    Class D Invested Amount
         a.  Collateral Indebtedness Amount                                         $               0.00
         b.  Class D                                                                $               0.00

Servicing Fee

66. Class A Servicing Fee for the Collection Period                                 $               0.00

67. Class B Servicing Fee for the Collection Period                                 $         225,000.00

68. Collateral Servicing Fee for the Collection Period                              $         105,000.00

69. Class D Servicing Fee for the Collection Period                                 $         165,000.00

Enhancement
          (18% of total Invested Amount)
70. Required Enhancement Amount
         a. Invested Amount as of the last day of the Collection Period             $     229,500,000.00
         b.  Required Enhancement Amount (line a times 18%)                         $      41,310,000.00

71. Enhancement Surplus
         a.  Available Cash Collateral Account                                      $               0.00
         b.  Collateral Indebtedness Amount                                         $      63,000,000.00
         c.  Class D Invested Amount                                                $      99,000,000.00
         d.  Required Enhancement Amount                                            $      41,310,000.00
         e.  Available Enhancement Amount                                           $     162,000,000.00
         f.  Enhancement Surplus (e plus deposits less d)                           $     120,690,000.00
         g.  Enhancement deficiency, deposit excess Finance
             Charge to Cash Collateral Account                                      $               0.00

Reserve Account

72. Lowest historical 3-month Portfolio Adjusted Yield
    (must be > 4%, or line 72 will adjust accordingly)                              %               2.59%

73. Reserve Account Funding Date (based on line 71)                                            9/17/2001

74. Required Reserve Account Amount (after the Reserve Account Funding
    Date, 0.5% times the Class A Adjusted Investor Amount
    or any other amount designated by the Transferor)                               $         675,000.00

75. Covered Amount                                                                  $               0.00

76. Available Reserve Account Amount
         a.  Reserve Draw Amount                                                    $               0.00
         b.  Amount of deposit in the Reserve Account on the
             Distribution Date                                                      $       3,018,684.43
         c.  Reserve Account Investment Proceeds                                    $           3,684.43
         d.  Amount on deposit in the Reserve Account at end of relevent
             Due Period less Investment Proceeds                                    $       3,015,000.00
         e.  Required Reserve Account Amount                                        $         675,000.00
         f.  Available Reserve Account Amount (After Reserve Draw)                  $         675,000.00
         g.  Required Reserve Account Deposit on Distribution Date                  $               0.00

Principal Funding Account

77. Principal Funding Account Balance as of prior Distribution Date less            $     603,000,000.00
    investment proceeds

78. a. Daily deposits to the Principal Funding Account during the
       relevant Due Period                                                          $      67,500,000.00
    b. Principal Funding Account investment proceeds                                $         392,227.85

79. Withdrawal from the Principal Funding Account during the relevant
    Due Period                                                                      $     603,822,448.44

80. Principal Funding Account Balance as of the current Distribution Date
    less investment proceeds                                                        $      67,500,000.00

81. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

Certificate LIBOR Determination

82. Certificate LIBOR Determination date for the Collection Period
    11/13/2002

83. Certificate LIBOR rate for the Collection Period                                %            1.38125%

84. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 16th day of December, 2002.

                                       FIRST NORTH AMERICAN NATIONAL BANK,
                                       as Servicer


                                        By /s/ Philip J. Dunn
                                           ------------------------
                                           Name:  Philip J. Dunn
                                           Title:    Vice President